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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                   (as depositor under the Indenture, dated as
                     of June 29, 2004, providing for, inter
                    alia, the issuance of Asset Backed Notes,
                                 Series 2004-2)


                      New Century Mortgage Securities, Inc.

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-110474                 33-0852169
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                     92612
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

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                                       -2-


Item 5.  Other Events
         ------------

Description of the Notes and the Mortgage Pool

         As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated June 25, 2004, in connection with the Registrant's issuance of a series of notes, entitled New Century Home Equity Loan Trust 2004-2, Asset Backed Notes, Series 2004-2 (the "Notes"), to be issued pursuant to an indenture, dated as June 29, 2004, among New Century Home Equity Loan Trust 2004-2 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2004-2 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.















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                                       -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


         Exhibit No.                        Description
         ----------                         -----------

         99.2                               Computational Materials (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain
                                            prospective  purchasers of New Century Home Equity Loan
                                            Trust 2004-2, Asset Backed Notes, Series 2004-2.










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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 2004

                                               NEW CENTURY MORTGAGE SECURITIES,
                                               INC.


                                               By:   /s/Kevin Cloyd
                                                   ----------------------------
                                               Name:    Kevin Cloyd
                                               Title:   Executive Vice President












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                                Index to Exhibits



                                                                                       Sequentially
    Exhibit No.                        Description                                     Numbered Page
    -----------                        ------------                                    -------------
       99.1           Computational Materials (as defined in Item 5) that have
                      been provided by Morgan Stanley & Co. Inc. to certain
                      prospective purchasers of New Century Home Equity
                      Loan Trust 2004-2, Asset Backed Notes, Series 2004-2.














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                                  EXHIBIT 99.2

                                [FILED BY PAPER]